UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Under Rule 14a-12

COLUMBIA PROPERTY TRUST, INC.
(Name of Registrant as Specified in Its Charter)

aRKHOUSE EQUITIES LLC

ARKHOUSE SECURITIES LLC

ARKHOUSE PARTNERS llc

GAVRIEL KAHANE

AS8888 LLC

TSE 88 llc

Alex sapir

8F INVESTMENT PARTNERS PTE Ltd.

stephane m. farouze

ISAAC BARBER

GABRIEL K. MARANS

ROBERT A. SPASS

LYNETTE TULKOFF

SHLOMO ZOHAR

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 19, 2021

ARKHOUSE EQUITIES LLC

___________, 2021

Dear Fellow Stockholders:

Arkhouse Equities LLC (together with its affiliates named herein, the “Arkhouse Group”), AS8888 LLC (together with its affiliates named herein, the “Sapir Group”), 8F Investment Partners Pte. Ltd. (“8F IP”) (together with its affiliates named herein, the “8F Group”; and together with the Arkhouse Group and the Sapir Group, “we”, “us” or the “Investor Group”) are significant stockholders of Columbia Property Trust, Inc., a Maryland corporation (“Columbia” or the “Company). The Investor Group beneficially owns approximately 3.3% of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), of Columbia. We are seeking your support at Columbia’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to elect our six highly-qualified director candidates to the Company’s Board of Directors (the “Board”).

We have made a proposal to acquire 100% of the outstanding Common Stock for $19.50 per share in cash (the “Acquisition Proposal”), an approximate 29% premium over Columbia’s closing stock price on Friday, March 12, 2021, and an approximate 35% premium over the 30 day volume weighted average price. We submitted the Acquisition Proposal with the goal of holding productive discussions with the Board and negotiating a mutually agreeable transaction that is in the best interest of stockholders.

We believe Columbia’s management team has assembled a portfolio of quality office properties in high-potential gateway markets. Despite its strong lease portfolio, the Company has consistently underperformed and produced negative returns. Moreover, the Company’s stock has consistently traded at a sizable discount to intrinsic value.

We contend that Columbia and its stockholders will continue to suffer from such underperformance in the public market, and that selling the Company to a suitable buyer will enable stockholders to receive an immediate and meaningful premium. Our director candidates have considerable experience in the areas of corporate governance, finance, real estate investing, property management and strategic transactions, and intend to carry out a comprehensive sales process to seek to maximize value for the Company’s stockholders. If elected to the Board, our director candidates intend to support the formation of a special committee of the Board, comprised of disinterested and independent directors, to lead that process. We expect that the members of the special committee would assess the Acquisition Proposal and any other acquisition offer on their merits.

We urge you to carefully consider the information contained in the enclosed Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today. The enclosed Proxy Statement and BLUE proxy card are first being furnished to the stockholders on or about ____________, 2021.

If you have already voted for the Company’s nominees, you have every right to change your vote by signing, dating and returning a later dated BLUE proxy card or by voting in person at the 2021 Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed below.

Gavriel Kahane CEO and Co-Founder, Arkhouse Partners LLC	Alex Sapir President, AS8888 LLC	Stephane Farouze Chairman and Founder, 8F Investment Partners Pte. Ltd.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of the Investor Group’s proxy materials,

please contact:

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 19, 2021

2021 ANNUAL MEETING OF STOCKHOLDERS
OF
columbia property trust, inc.
_________________________

PROXY STATEMENT
OF
arkhouse equities llc
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

Arkhouse Equities LLC (“Arkhouse Equities” and together with its affiliates, the “Arkhouse Group”), and the other participants in this solicitation (collectively, the “Investor Group” or “we”, “us” or “our”), collectively beneficially own 3.3% of the outstanding common stock, $0.01 par value per share (the “Common Stock”), of Columbia Property Trust, Inc. (“Columbia” or the “Company”). We are furnishing this proxy statement (this “Proxy Statement”) and accompanying BLUE proxy card to holders of Common Stock in connection with the solicitation of proxies at the Company’s upcoming 2021 annual meeting of stockholders, scheduled to be held virtually on ____________, 2021 at _______ local time via the following internet site: _______ (including any adjournments, postponements, continuations or reschedulings thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

We are seeking your support at the Annual Meeting for the following:

1.	To elect the Investor Group’s six director nominees, Isaac Barber, Gavriel Kahane, Gabriel K. Marans, Robert A. Spass, Lynette Tulkoff and Shlomo Zohar (each a “Nominee” and collectively, the “Nominees”), to serve until the Company’s 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified;
2.	To vote, on an advisory basis, on the Company’s executive officer compensation for 2020, sometimes referred to as “say on pay”;
3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021; and
4.	To consider and act upon such other business as may properly come before the Annual Meeting.

According to the Company’s proxy statement for the Annual Meeting, the Company intends to nominate nine candidates for election as directors at the Annual Meeting. Through this Proxy Statement, we are soliciting proxies to elect our six Nominees. Accordingly, the enclosed BLUE proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director Nominees. Stockholders who return the BLUE proxy card will only be able to vote for our six Nominees. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. Your vote to elect our six Nominees will have the legal effect of replacing six incumbent directors with our Nominees. If elected, our Nominees will seek to work with the other members of the Board to carry out a credible, comprehensive sales process to seek to maximize value for the Company’s stockholders. If at least five of our Nominees are elected, they will constitute a majority of the Board.

As of the date hereof, members of the Investor Group and the other Participants (as defined below) collectively beneficially own 3,780,722 shares of Common Stock (the “Investor Group Shares”). The Participants intend to vote the Investor Group Shares FOR the election of our Nominees, [FOR/AGAINST/ABSTAIN on] the Company’s proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, and FOR the Company’s proposal to ratify the appointment of the Company’s independent registered public accounting firm, Deloitte & Touche LLP, for 2021, as described herein. While we currently intend to vote all of the Investor Group Shares in favor of the election of our Nominees, we reserve the right to vote some or all of the Investor Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Investor Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of our Nominees would be elected at the Annual Meeting and that by voting the Investor Group Shares we could help elect Columbia nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked.

According to the Company’s proxy statement, the Company has set the close of business on March 2, 2021 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). According to the Company’s proxy statement, every stockholder is entitled to one vote for each share of common stock held. The mailing address of the principal executive offices of the Company is 315 Park Avenue South, New York, New York 10010. According to the Company, as of the Record Date, there were 114,871,352 shares of Common Stock outstanding.

This Proxy Statement and the enclosed BLUE proxy card are first being mailed to stockholders on or about ___________, 2021.

THIS SOLICITATION IS BEING MADE BY THE INVESTOR GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH THE INVESTOR GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE INVESTOR GROUP URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting -
This Proxy Statement and our BLUE proxy card are available at

____________________.com

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of our Nominees and in accordance with the Investor Group’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to the Investor Group c/o Saratoga Proxy Consulting LLC in the enclosed envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares virtually at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your BLUE proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

Since only your latest dated proxy card will be counted, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

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If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of the Investor Group’s proxy materials,

please contact:

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

4

5

BACKGROUND OF THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation.

•	By the fall of 2020, the Arkhouse Group had evaluated Columbia’s portfolio, operating markets, management and strategy based on publicly available information, and it determined that the Company had quality office holdings in high-potential markets. The Arkhouse Group also concluded that Columbia’s stockholders are unlikely to realize the intrinsic value of the Company’s assets for the foreseeable future in the public market. The Arkhouse Group began strategizing on how best to build its investment position in Columbia and engage with the Board and management in a private manner regarding opportunities to enhance stockholder value at the Company.

•	In November 2020, the Arkhouse Group was advised by its counsel that Columbia had an early deadline for stockholder nominations of director candidates for election to the Board at the Annual Meeting (no later than 120 days before the first anniversary of the date of the preceding year’s proxy statement, or December 1, 2020). Counsel advised that after such date, the Arkhouse Group would no longer be able to nominate director candidates for election to the Board at the Annual Meeting, regardless of whether the Board and management genuinely engaged with the Arkhouse Group regarding opportunities to enhance stockholder value at the Company. The Arkhouse Group decided to nominate director candidates for election to the Board at the Annual Meeting in order to retain flexibility to run an election contest and hold the Board accountable if it took a dismissive posture in subsequent discussions.

•	On December 1, 2020, Arkhouse Equities delivered a letter (the “Nomination Letter”) to Columbia nominating Isaac Barber, Gavriel Kahane, Gabriel K. Marans, Robert A. Spass, Lynette Tulkoff and Shlomo Zohar for election to the Board at the Annual Meeting.

•	On December 4, 2020, Mr. Kahane met with E. Nelson Mills, the Company’s President and Chief Executive Officer, in a virtual meeting, with counsel to the Arkhouse Group and the Company also attending. The purpose of the meeting was to discuss the Nomination Letter and the Arkhouse Group’s view on and intentions with respect to the Company. At the meeting, Mr. Kahane informed Mr. Mills of the Arkhouse Group’s belief in the Company’s long-term value and its intention to build its position in the Company and then seek to engage with the Company regarding potential pathways for Columbia stockholders to realize value for the Company’s assets.

•	Over the coming months, the Arkhouse Group continued to build its investment position in the Company while delivering numerous supplements to the Nomination Letter to the Company (providing updates as to its ownership and other matters) and monitoring developments at Columbia, including with respect to the timing of the Annual Meeting. During this period, the Arkhouse Group opted to not announce its nominations publicly in order to demonstrate its commitment to commencing a substantive, private discussion with Columbia’s leadership.

•	On March 1, 2021, Mr. Kahane contacted Mr. Mills and they discussed holding an in-person meeting the coming weekend, which was later delayed due to scheduling issues.

•

On March 9, 2021, Mr. Kahane met with Mr. Mills in person. At the meeting, Mr. Kahane discussed with Mr. Mills the Arkhouse Group’s interest in making an offer to acquire the Company. Mr. Kahane asked whether Mr. Mills would be open to being part of the surviving company if an acquisition were to be consummated, and Mr. Mills informed Mr. Kahane that he was not interested in participating in the offer in his individual capacity but would inform the Board of the Arkhouse Group’s interest. At the meeting, Mr. Mills also informed Mr. Kahane that the Company intended to file its preliminary proxy statement in connection with the Annual Meeting soon, likely by the end of that week. Mr. Kahane requested that the Company hold off on filing its preliminary proxy statement to give the Company and the Arkhouse Group an opportunity to engage in private discussions regarding a mutually agreeable resolution including a withdrawal of the nominations.

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•

Following the March 9, 2021 meeting between Mr. Kahane and Mr. Mills, representatives of Arkhouse Group and Columbia spoke on a number of occasions, with the Arkhouse Group requesting that the Company hold off on filing its preliminary proxy statement for 7-10 days to permit private discussions. The Arkhouse Group indicated it would consider withdrawing the nomination if the Company demonstrated a good faith commitment to actively pursuing a value enhancing transaction that was in the best interest of the stockholders. The Company informed the Arkhouse Group that it would not engage in such discussions unless the Arkhouse Group withdrew its nomination and signed a confidentiality agreement. The Arkhouse Group decided against withdrawing its nomination as a condition to discussions with the Company, as in the view of the Arkhouse Group, doing so would enable the Board to avoid accountability at the Annual Meeting if it refused to engage with the Arkhouse Group in good faith.

•	On March 14, 2021, the Investor Group’s members entered into the Cooperation Agreement, as described more fully below. That same day, representatives of the Investor Group notified the Company of the Cooperation Agreement and the Investor Group’s beneficial ownership of approximately 3.3% of the Company’s outstanding common stock. The email also informed the Company that it would receive a notice supplementing the information disclosed in the Nomination Letter to provide additional information regarding the Cooperation Agreement and the members of the Investor Group. The supplement was delivered to the Company on March 16, 2021.

•	On March 18, 2021, the Investor Group delivered to the Board a proposal to acquire the Company for $19.50 per share in cash. The Investor Group later issued a corresponding press release to make the market aware of the offer, which included the full text of the offer letter.

•	On March 19, 2021, the Investor Group filed its preliminary proxy statement.

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REASONS FOR THE SOLICITATION

The Investor Group Made an All-Cash Offer to Acquire Columbia for $19.50 Per Share, Representing a ~29% Premium Over the Company’s Closing Stock Price on Friday, March 12th and a ~35% Premium over the Company’s 30 Day Volume Weighted Average Price

The Investor Group is comprised of highly-experienced real estate investors with deep knowledge of the commercial property sector, including the U.S. office sub-sector. Over the past several months, each member of the Investor Group has spent considerable energy and time analyzing Columbia’s financial position, portfolio, operating markets and go-forward strategy. Each member has also closely evaluated Columbia’s long-term financial underperformance and persistent trading discount relative to Net Asset Value (“NAV”). Time and again, our respective assessments led us to the same conclusion: Columbia’s portfolio faces significant headwinds for the foreseeable future – ones that are likely to lead to a continuation of the troubling value erosion that the Company’s stockholders have experienced over the past several years.

Although we anticipate that Columbia will continue to encounter near-term challenges and remain underappreciated in the public market, we firmly believe the Company’s portfolio would be more effectively managed in the private market. This is why we made a proposal to acquire 100% of the outstanding Common Stock for $19.50 per share in cash (the “Acquisition Proposal”), an approximate 29% premium over Columbia’s closing stock price on Friday, March 12, 2021, and an approximate 35% premium over the 30 day volume weighted average price.1 We also made the Board aware that we have executed a term sheet for financing with a global alternative investment management firm that has approximately $50 billion in assets and a long track record of lending against and investing in all types of corporate and real estate transactions.2 We noted that the Investor Group is highly confident in its ability to arrange all necessary financing to complete the transaction, including refinancing or replacing the Company’s existing debt.

We are concerned that the incumbent Board will overlook the merits of running a credible, open sales process. We believe the Board has failed in the past to thoroughly explore transactions that could have allowed long-suffering stockholders to realize Columbia’s intrinsic value and enabled the Company to be sold to a buyer interested in operating outside of the unforgiving public market glare. Notably, the reported sales process undertaken by the Board in the fall of 2018 did not lead to any transaction.3

This is why we have nominated a slate of six highly-qualified director candidates for election to the Board at the 2021 Annual Meeting. Our slate collectively possesses the right experience in the commercial property sector, real estate finance industry and transaction space. Several of our nominees also have strong backgrounds operating in the gateway markets that Columbia holds assets in.

If elected to the Board, our director candidates intend to support the formation of a special committee comprised of disinterested and independent directors in order to lead a comprehensive sales process. The special committee would be empowered to hire its own advisors, field and evaluate all potential bids, and make recommendations to the full Board regarding any sufficiently compelling offers. The special committee would not include any director with commercial ties to the Investor Group. We expect that the members of the special committee would assess the Acquisition Proposal and any other acquisition offer on their merits.

Given Columbia’s years of poor returns and the sector’s challenging intermediate-term outlook, we firmly believe it is in the best interest of stockholders to run a sale process at this point in time. We contend that a reconstituted Board with deep real estate experience and fresh perspectives can help carry out such a process to seek to maximize value for the Company’s stockholders.

1 30-day weighted average price ran through the close of trading on March 12, 2021.

2 Definitive agreements would be subject to standard due diligence, reviews and approvals.

3 The Wall Street Journal, “Columbia Property Trust Explores Sale After Receiving Buyout Interest,” September 6, 2018.

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We Believe Columbia’s Stockholders Have Been Consistently Punished by the Public Market

We contend Columbia’s negative total stockholder returns (“TSR”) over one-year, three-year and five-year horizons is illustrative of the Company’s abysmal long-term performance. Throughout each period, Columbia has also underperformed the broader market and relevant indices. Columbia’s consistent and meaningful underperformance relative to the FTSE NAREIT Equity Office, in particular, underscores to us just how ill-suited the Company is to continue operating in the public market. We question how the incumbent Board could assess these results and determine that the status quo is acceptable for stockholders.

	1-Year TSR	3-Year TSR	5-Year TSR
FTSE NAREIT U.S. Real Estate Index	-7.95%	10.58%	26.58%
FTSE EPRA NAREIT Global Real Estate Index	-10.40%	5.93%	21.82%
FTSE NAREIT Equity Office	-18.45%	-8.40%	9.16%
Columbia Property Trust	-27.18%	-28.53%	-25.43%
Source: Bloomberg (TSR accounts for dividends reinvested and runs through 12/31/2020).

We Believe Columbia’s Persistent Trading Price Discount Relevant to Net Asset Value Reinforces the Public Market’s Underappreciation of the Company’s Portfolio

Although publicly-listed real estate investment trusts often trade at modest discounts to their intrinsic value, we believe Columbia’s 26% average discount to NAV over the past five years represents a clear message from the public market.4 It appears that investors have not seen a path to realizing the Company’s NAV for some time. In our view, the fact that the Company’s trading price discount persisted well prior to the COVID-19 pandemic reveals the current Board’s lack of an effective strategy to address this issue. We question the Board’s ability to provide any credible strategy for bridging this gap other than through exploring a value-maximizing sale.

We Believe Columbia Faces Intensifying Headwinds for the Foreseeable Future in the Public Market

Despite Columbia’s contention that it is “executing a clearly defined strategy to optimize the Company’s portfolio to create and capture value for stockholders,” we believe the Company’s consistent underperformance speaks for itself.5 We are especially confounded by these statements within the context of the Company’s recent guidance of a decrease in funds from operations (14%-20%), a drop in same store net operating income (3%-5%) and a reduction in portfolio lease percentage (1%-6%). We suspect the Board is well aware that a majority of office workers remain concerned about returning to work, resulting in potential delays in lease resumptions and fewer new agreements.6 We believe Columbia’s near-term prospects will be further hindered by the staggering levels of inventory and price competition that now exist in several of the Company’s core markets, including New York City, Washington, D.C. and Boston.7 We estimate the post-pandemic environment will continue to exhibit difficulties and volatility that the incumbent Board will be unable to address.

4 Report from SunTrust reflects stock price and NAV analysis through December 31, 2020.

5 Company press release issued on March 15, 2021.

6 The Envoy Return to the Workplace Report issued on March 16, 2021.

7 Jones Lang LaSalle's United States Office Outlook – Q4 2020 Report issued on January 20, 2021.

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Our Solution: The Investor Group’s Nominees Possess the Backgrounds, Experience and Fresh Perspectives Needed to Maximize Value for Columbia’s Stockholders

Our director candidates have a clear vision for working to unlock the intrinsic value of Columbia’s portfolio for stockholders. As previously noted, they intend to support the formation of a special committee of independent directors in order to lead a credible, well-governed sales process. We believe it is long past time for the Board to explore a sale to one of the many qualified buyers in the marketplace, even if such a process does not lead to acceptance of the Investor Group’s offer. In our view, after years of negative returns in the public market, a sale appears to be the best path to insulating stockholders from further value destruction and locking in an attractive premium.

Our Nominees are as follows:

•	Isaac Barber, age 40, is a corporate executive and investor with extensive capital markets experience. He is currently the Chief Executive Officer of Marbridge Investment Group LLC (“Marbridge”), a private equity investment vehicle and consulting firm. He has held this position since 2012. He is also the Co-Founder and Chief Operating Officer of Intrepid Re Management, a startup that sponsors reinsurance companies for specialty insurance products. Mr. Barber has nearly two decades of experience operating as a successful investor, executive and entrepreneur. He holds a Bachelor of Science degree from Touro College.

•	Gavriel Kahane, age 33, is a commercial property investor with extensive experience in real estate finance, investment and leasing. He is currently the Chief Executive Officer and Co-Founder of Arkhouse, a real estate private equity firm and sizable stockholder of Columbia. He is also the Managing Partner of Opportunity Development Group, LLC, which is an investment entity focusing on opportunity zones. Prior to founding Arkhouse in 2015, Mr. Kahane was Director of Operations and Finance at the Sapir Organization, LLC (“Sapir”), a real estate investor, operator and developer. While at Sapir from 2012 through 2015, he managed more than $3.6 billion in financings, acquisitions and dispositions on behalf of the company and oversaw the leasing of more than 2.5 million square feet of commercial office space. Previously, he served as a Vice President in Mortgage Advisory at Meridian Capital Group. Mr. Kahane holds a B.A. in Economics and Film from Yeshiva University.

•	Gabriel K. Marans, age 34, has significant experience in the areas of leasing and transactions. He is currently a Senior Managing Director of Savills PLC (LSE: SVS) (“Savills”), one of the largest commercial real estate brokerage firms in the world. He has been with the firm since 2008. At Savills, Mr. Marans supports tenants with space evaluation, lease and portfolio optimization needs. Mr. Marans also serves as Chairman of the Board of the NYU Bronfman Center and is an active member with the UJA Federation of New York. Additionally, Mr. Marans helped establish The Judah Marans Memorial Fund, which raises funds to create and maintain the Judah Marans Music and Art Center at Yavneh Academy. In March 2015, Mr. Marans was named the Real Estate Board of New York’s ‘Most Promising Commercial Salesperson of the Year.’ Mr. Marans has a Bachelor of Science degree from New York University.

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•	Robert A. Spass, age 64, is a seasoned director with decades of experience advising companies across industries. He is Managing Partner and Co-Founder of Capital Z Partners, a private equity firm. Previously, Mr. Spass served as Managing Partner of Insurance Partners Advisors, L.P., an insurance agency, and as President and Chief Executive Officer of International Insurance Advisors, Inc. Before that, Mr. Spass was a Director in the Investment Banking Division of Salomon Brothers, Inc., where he was responsible for corporate finance relationships in the insurance industry. Mr. Spass has served as a director of several companies, including Endurance Specialty Holdings Ltd. (formerly NYSE: ENH) and Lancashire Holdings Limited (LSE: LRE). Mr. Spass received a B.A. in Business from the State University of New York at Buffalo.

•	Lynette Tulkoff, age 61, is a seasoned real estate executive with a proven track record of executing sophisticated commercial real estate transactions. She is the President and Founder of Hudson Park Realty LLC, a New York City real estate development firm focused on property acquisitions, consulting and development, and third-party investment brokerage. She founded the business in 2001. With more than 35 years of experience in the real estate industry, Ms. Tulkoff’s work has extended over direct ownership, development representation, investment brokerage, tenant buyouts and special situation property consulting. She has invested in and managed projects across the New York City for decades, amassing an impeccable industry track record in the process. Ms. Tulkoff graduated cum laude with a B.A. from the University of the Witwatersrand, Johannesburg, South Africa, and has a Master’s Degree from New York University.

•	Shlomo Zohar, age 69, is a veteran public company director with extensive accounting and financial experience. He served as Chief Executive Officer of A.D.O. Group Ltd. (formerly TASE: ADO) (“ADO Group”), a residential real estate company, and also as Executive Vice Chairman of ADO Properties S.A. (formerly XTERA: ADJ), a subsidiary of ADO Group that engaged in residential real estate. He held these roles from 2010 through 2018. From 2006 to 2009, Mr. Zohar served as Chairman of Israel Discount Bank Ltd. (TASE: DSCT), a major retail banking company, and as Chairman of a number of its subsidiaries. Mr. Zohar currently serves as the Lead Independent Director of Delek US Holdings, Inc. (NYSE:DK), a diversified downstream energy company, and has served as a member of the Board of Directors since 2010. Additionally, Mr. Zohar has served as a member of the Board of Directors of several other companies, including Hamlet Israel - Canada Ltd. (TASE: HAML). Mr. Zohar is a Certified Public Accountant and holds a B.A. in Accounting from Bar-Ilan University and an M.B.A. from McGill University.

If elected, the Investor Group’s slate will operate with ethics, integrity and transparency in the boardroom – all in the interest of delivering the best outcome for stockholders.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is currently composed of nine directors, each with a term expiring at the Annual Meeting, and according to the Company’s proxy statement for the Annual Meeting, the Company intends to nominate nine candidates for election as directors at the Annual Meeting. We have nominated six highly qualified candidates for election to the Board, in opposition to the Company’s director nominees. Your vote to elect the Nominees will have the legal effect of replacing six incumbent directors with the Nominees. If at least five of the Nominees are elected, such Nominees will represent a majority of the members of the Board. In the event that our director Nominees comprise less than a majority of the Board following the Annual Meeting, there can be no assurance that the Nominees will be able to implement the actions that they believe are necessary to maximize value for the Company’s stockholders, including the formation of a special committee of the Board to carry out a credible, comprehensive sales process.

THE NOMINEES

Set forth below are the name, age, business address and business experience for the past five years and certain other information for each of our Nominees. This information has been furnished to us by our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing documents. In addition, the table below sets forth a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that our Nominees should serve as directors of the Company.

Isaac Barber Age: 40 669 Crown Street Brooklyn, New York 11213

Mr. Barber has served as Chief Executive Officer of Marbridge Investment Group LLC (“Marbridge”), a private equity investment vehicle and consulting firm, since 2012, and as Co-Founder and Chief Operating Officer of Intrepid Re Management, a startup that sponsors reinsurance companies for specialty insurance products, since May 2018. In addition, Mr. Barber has served as a consultant for Barber Jewelers, Inc., a family owned fine jewelry manufacturer, since January 2017. From May 2017 to April 2018, Mr. Barber served as a consultant for Kuzari Group LLC (“Kuzari”), a private equity manager, and Axial Networks, Inc., an online Mergers and Acquisitions platform and a portfolio company of Kuzari. From March 2017 to December 2018, Mr. Barber served as Managing Member of Winpoint Health Group LLC, a New York-based chronic care management service company and former Marbridge portfolio company. From July 2014 to June 2016, Mr. Barber served as an Asset Manager for Principal Growth Strategies LLC, an investment company, where he oversaw its portfolio company, Agera Energy Holdings, LLC (“Agera”), a competitive energy supplier serving commercial and residential customers, a company he co-founded in 2014 and that was sold in July 2016. Mr. Barber co-founded Lumens Energy Group LLC, a competitive energy supplier serving commercial and residential customers, in March 2014, which merged with Agera in early 2015. Mr. Barber served as first an analyst and then a portfolio manager for Platinum Partners Credit Opportunities Fund LLC, where he focused on acquisitions, corporate restructuring and underwriting debt investments and also served as a managing partner of Marbridge Energy Finance Fund LLC and Marbridge Energy Finance Fund II LLC, alternative investment funds focused on financing competitive retail energy companies, from March 2006 to December 2012. Mr. Barber co-founded Crius Energy LLC (formerly TSX: KWH), an independent energy retailer, where he served on its Board of Directors and Executive Committee, from April 2009 until its initial public offering in November 2012. Mr. Barber holds a Bachelor of Science Degree from Touro College.

The Investor Group believes Mr. Barber’s financial expertise and success as an entrepreneur, along with his experience in private equity, corporate restructuring and debt transactions, will position him well to add value to the Board.

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Gavriel Kahane Age: 33 c/o Arkhouse Partners LLC 15 W 28th Street, 4th Floor New York, New York 10001

Mr. Kahane has served as the Chief Executive Officer & Co-Founder of Arkhouse Partners, LLC (“Arkhouse Partners”), a real estate private equity firm, since December 2015, and as the Managing Partner of Opportunity Development Group, LLC, an investment fund focusing on opportunity zones, since September 2018. Prior to founding Arkhouse Partners, Mr. Kahane was Director of Operations and Finance at the Sapir Organization, LLC, a real estate investor, operator and developer, from March 2012 to December 2015, where he managed over $3.6 billion in financing, acquisitions and dispositions on behalf of the company and oversaw the leasing of more than 2.5 million square feet of commercial office space. Previously, he served as a Vice President in Mortgage Advisory at Meridian Capital Group, a leader in commercial real estate finance and investment sales, where he structured and placed large CMBS and balance sheet loans, from 2010 to 2012. Earlier in his career, Mr. Kahane worked as an investment banking associate at Chardan Capital Markets, an investment banking firm, and as an associate developer in the New York real estate business at Africa Israel USA, the American subsidiary of Africa Israel Investments Ltd, an international holding and investment company. Currently, Mr. Kahane serves as an Independent Director on the board of International Financial Enterprise Bank, Inc., a financial institution catering to high net worth individuals and businesses. Mr. Kahane holds a B.A. in Economics and Film from Yeshiva University.

The Investor Group believes that Mr. Kahane’s financial, investment and operating experience in the real estate industry will add significant value to the Board.

Gabriel K. Marans Age: 34 399 Park Avenue, 11th Floor New York, New York 10022

Mr. Marans has served as Senior Managing Director of Savills plc (LSE: SVS), one of the largest commercial real estate brokerage firms in the world, since January 2019, after joining the firm in 2008. At Savills, Mr. Marans represents tenants with space evaluation and lease/portfolio optimization, which includes market expertise and research, space identification, deal structuring and negotiating, new business development and financial analysis and forecasting. Mr. Marans has served as Chairman of the Board of the NYU Bronfman Center, since May 2017, and is an active member with the UJA Federation of New York. Additionally, Mr. Marans helped establish The Judah Marans Memorial Fund, which raises funds to create and maintain the Judah Marans Music and Art Center at Yavneh Academy. In March 2015, Mr. Marans was named the Real Estate Board of New York’s ‘Most Promising Commercial Salesperson of the Year. Mr. Marans has a Bachelor of Science from New York University.

The Investor Group believes that Mr. Marans’ commercial real estate experience, particularly his expertise as a corporate real estate strategist and deal negotiator, will make him a valuable addition to the Board.

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Robert A. Spass Age: 64 804 Ramapo Way Westfield, New Jersey 07090

Mr. Spass has served as a Co-Founder and Managing Partner at Capital Z Partners, a private equity firm, since 1998. Prior to Capital Z Partners, Mr. Spass served as Managing Partner and co-founder of Insurance Partners Advisors, L.P., an insurance agency, and as President and CEO of International Insurance Advisors, Inc., the management company of International Insurance Investors, L.P., a private equity firm. Before that, Mr. Spass was a Director in the Investment Banking Division of Salomon Brothers, Inc. (formerly NYSE:SB), where he was responsible for corporate finance relationships in the insurance industry. Prior to that, Mr. Spass served as a Senior Manager for Peat Marwick Main & Co., an accounting services firm that later merged into KPMG. Mr. Spass currently serves as a director of several portfolio companies of the Capital Z Partners Funds, including Five Hole, LLC, a provider of cash advances, Prestige Insurance Holdings Ltd., a United Kingdom insurance broker and Partnersand Ltd., a United Kingdom insurance broker. Previously, Mr. Spass served as a director of each of Endurance Specialty Holdings Ltd. (formerly NYSE: ENH), a global specialty provider of property and casualty insurance and reinsurance, from July 2002 until it was acquired by Sompo Holdings, Inc. in March 2017, Universal American Corporation (formerly NYSE: UAM), a health insurance company, from 1999 to August 2015 and Lancashire Holdings Limited (LSE: LRE), a global provider of specialty insurance and reinsurance products, from November 2005 to December 2014. Mr. Spass received a B.A. in Business from the State University of New York at Buffalo.

The Investor Group believes that with over thirty years of experience designing and structuring various investments utilizing different corporate finance tools in the financial services and capital markets industry, Mr. Spass will add significant value to the Board.

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Lynette Tulkoff Age: 61 163 Amsterdam Avenue, Box 1235 New York, New York 10023

Ms. Tulkoff has served as the Founder and President of Hudson Park Realty LLC, a New York City based real estate development firm focused on property acquisitions, real estate consulting and development, and third party investment brokerage, since 2001. With over 35 years of experience in the real estate industry, Ms. Tulkoff’s work has extended over direct ownership, development representation, investment brokerage, tenant buyouts, and special situation property consulting. Ms. Tulkoff’s recent projects have included acting as a Co-Managing Member and Part-Owner of an 8,000 sq. ft. retail property at 75-08 Broadway, Elmhurst, Queens, since 2014, as a consultant on the disposition of a 2.2 acre ownership in East Windsor, New Jersey, from 2019 to 2020, as a consultant to the seller for 98-11 Queens Boulevard, Rego Park, Queens, during 2019, where she was named a finalist for the REBNY’s Henry Hart Rice “Most Ingenious Deal of the Year” award (“REBNY Award”), and as a relocation and buyout consultant for a multi-location discount retailer in Brooklyn, New York, from 2016 to 2017. Other significant projects include the negotiation of the purchase, assemblage and joint venture for 1010 Avenue of the Americas, a 400,000 sq. ft. multi-use development, for which she won the REBNY Award in 2001, and acting as owners’ representative for the development, leasing and management of “The Corner”, a 250,000 sq. ft. mixed-use development on the Upper West Side of Manhattan, completed in 2010. Ms. Tulkoff is a Member of the Board of Directors of the Hebrew Public Charter Schools for Global Citizens, an organization of diverse public charter schools, since 2018. Ms. Tulkoff graduated cum laude with a B.A. from the University of the Witwatersrand, Johannesburg, South Africa, and has a Master’s Degree in Theater from New York University.

The Investor Group believes that Ms. Tulkoff’s deep experience earned from her over 35 year career in the real estate industry, particularly in commercial real estate development and ownership, will make her a valuable addition to the Board.

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Shlomo Zohar Age: 69 40 Wiesman Street Petah Tikva, Israel 4955645

Mr. Zohar has been an independent consultant in the financial services sector since December 2018. From 2010 to December 2018, Mr. Zohar served as Chief Executive Officer of A.D.O. Group Ltd. (formerly TASE: ADO) (“ADO Group”), a residential real estate company, and also as Executive Vice Chairman of ADO Properties S.A. (formerly XTERA: ADJ), a subsidiary of ADO Group that engaged in residential real estate. From 2006 to 2009, Mr. Zohar served as Chairman of Israel Discount Bank Ltd. (TASE: DSCT), a major retail banking company, and as Chairman of a number of its subsidiaries, including, Mercantile Discount Bank Ltd., a commercial bank in Israel, Israel Discount Capital Markets & Investments Ltd., a financial and advisory services company, Israel Credit Cards Ltd., a provider of credit card services, and as Director and Vice Chairman of Israel Discount Bank of New York, a multinational private and commercial bank. Previously, Mr. Zohar served as a member of the Institute of Certified Public Accountants in Israel, serving on the Auditing Standards Committee and Internal Auditing Committee, from 1990 to 2005. Mr. Zohar also served as Managing Partner with Zohar, Zohar & Co., CPA, an accounting firm that is now part of Deloitte Israel, where he was responsible for auditing financial statements of some of the largest corporations in Israel and as business consultant on merger and acquisition activities in Israel and other international transactions, from 1980 to 2005. From 1980 to 2000, Mr. Zohar was also a Lecturer in Auditing at Bar Ilan University and College of Management Academic Studies. Currently, Mr. Zohar serves as a member of the Board of Directors of Partner Communications Ltd. (TASE: PTNR), a leading Israeli communications operator, since October 2020. Currently, Mr. Zohar serves as the Lead Independent Director of Delek US Holdings, Inc. (NYSE:DK), a diversified downstream energy company, since February 2020, and has served as a member of the Board of Directors since 2010. Additionally, Mr. Zohar has served as a member of the Board of Directors for each of Hamlet Israel – Canada Ltd. (TASE: HAML), a valve and pipe fitting manufacturer, since 2012, Noble Assets (BVI) Ltd. (TASE: NOBL), an investment company in the real estate & construction sectors, since June 2017, Leumi Partners Ltd., the investment banking arm of Bank Leumi Le-Israel B.M, an Israeli Bank, and Sonol Israel Ltd., a petroleum company, since September 2016. Previously, Mr. Zohar served as a member of the Board of Directors of B-Communications Ltd. (TASE: BCOM), a telecommunications company, from October 2018 to October 2020. In addition, Mr. Zohar serves as a member of several private equity investment committees, including as a member of the Noy Infrastructure Fund, an energy and infrastructure, and Arbel Structured Financing Fund, a debt and equity investment fund. Mr. Zohar is a Certified Public Accountant. Mr. Zohar holds a B.A. in Accounting from Bar-Ilan University and an M.B.A. from McGill University.

The Investor Group believes Mr. Zohar’s financial and accounting industry expertise and experience as a public and private company director will make him a valuable addition to the Board.

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As of the date hereof, Mr. Barber, Mr. Spass, Ms. Tulkoff and Mr. Zohar do not own beneficially or of record any securities of the Company and has not entered into any transaction in securities of the Company during the past two years.

As of the date hereof, Mr. Marans directly owns 6,900 shares of Common Stock.

As of the date hereof, Mr. Kahane does not directly own any securities of the Company and has not directly entered into any transactions in securities of the Company during the past two years. Mr. Kahane, as Manager of Arkhouse Partners, which serves as Manager of each of Arkhouse Equities and Arkhouse Securities LLC (“Arkhouse Securities”), may be deemed the beneficial owner of the 881,156 shares of Common Stock owned in the aggregate by Arkhouse Equities and Arkhouse Securities. Mr. Kahane disclaims beneficial ownership of such shares of Common Stock except to the extent of his pecuniary interest therein. For information regarding transactions in securities of the Company during the past two years by Arkhouse Equities and Arkhouse Securities, see Schedule I.

Each of the Nominees (other than Mr. Zohar) is a citizen of the United States of America. Mr. Zohar is a citizen of Israel.

Each of the Nominees may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such group may be deemed to beneficially own the 3,780,722 shares of Common Stock owned in the aggregate by all of the Participants. Each Nominee disclaims beneficial ownership of the shares of Common Stock that he or she does not directly own. For information regarding purchases and sales during the past two years by the Nominees and the other Participants of securities of the Company, see Schedule I.

Arkhouse Equities has entered into letter agreements with the Nominees (other than Mr. Kahane), pursuant to which it and certain of its affiliates have agreed to indemnify such Nominees against certain claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against the Nominees in their capacities as directors of the Company, if so elected.

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Other than as stated herein, and except for compensation received by Mr. Kahane from Arkhouse Partners and certain of its affiliated entities by virtue of his positions with Arkhouse, there are no arrangements or understandings between the Participants or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

The Investor Group believes that each Nominee presently is, and if elected as a director of the Company each of the Nominees would have such qualifications necessary to be deemed, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, each director’s independence (including that of each Nominee if elected to the Board) will be determined by the Board in its discretion and in accordance with applicable rules and regulations. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve, or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Articles of Incorporation, as amended (the “Charter”), Fourth Amended and Restated Bylaws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Charter, the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Charter and the Bylaws and shares of Common Stock represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Charter, the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to our position that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of Columbia’s corporate machinery.

While we currently intend to vote all of the Investor Group Shares in favor of the election of our Nominees, we reserve the right to vote some or all of the Investor Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Investor Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of our Nominees would be elected at the Annual Meeting and that by voting the Investor Group Shares we could help elect Columbia nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

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PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, in accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, stockholders have the opportunity to vote, on an advisory basis, to approve the compensation of the Company’s named executive officers. This is often referred to as “say on pay,” and provides you, as a stockholder, with the ability to cast a vote with respect to the Company’s 2020 executive compensation programs and policies and the compensation paid to the named executive officers as disclosed in the Company’s proxy statement through the following resolution:

“RESOLVED, that the stockholders approve the compensation of the Named Executive Officers, as described in the Compensation Discussion and Analysis section and in the compensation tables and accompanying narrative disclosure in the Company’s proxy statement.”

According to the Company’s proxy statement, this vote is non-binding and the Compensation and Human Resources Committee of the Board will review the voting results. To the extent there is any significant negative vote, the Company states that it will consult directly with stockholders to better understand the concerns that influenced the vote.

[WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES [“FOR”/“AGAINST”/“ABSTAIN” ON] THIS PROPOSAL.]

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PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board (the “Audit Committee”) has appointed Deloitte & Touche LLP to audit the Company’s consolidated financial statements for the year ended December 31, 2020, and to prepare a report on the audit. According to the Company’s proxy statement, the Audit Committee anticipates appointing Deloitte & Touche LLP to audit the Company’s consolidated financial statements for the year ending December 31, 2021, and to prepare a report on the audit.

As disclosed in the Company’s proxy statement, although ratification is not required by the Bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to its stockholders for ratification to receive its stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. According to the Company’s proxy statement, in the event that the stockholders fail to ratify the appointment, it will be considered as a direction to the Board and the Audit Committee to consider the appointment of a different firm. The Company also has disclosed that, even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

According to the Company’s proxy statement, each share of Common Stock is entitled to one vote at the Annual Meeting, and there is no cumulative voting.

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. According to the Company’s proxy statement, the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of our Nominees to the Board, [FOR/AGAINST/ABSTAIN on] the Company’s proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers and FOR the Company’s proposal to ratify of the appointment of the Company’s independent registered public accounting firm, Deloitte & Touche LLP, for 2021.

According to the Company’s proxy statement for the Annual Meeting, the Company intends to nominate nine candidates for election as directors at the Annual Meeting. Through this Proxy Statement, we are soliciting proxies to elect our six Nominees. Accordingly, the enclosed BLUE proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees. Stockholders who return the BLUE proxy card will only be able to vote for our six Nominees. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Virtual Stockholder Meeting

According to the Company’s proxy statement, the Annual Meeting will be a completely virtual meeting of stockholders in light of the COVID-19 pandemic and related public health concerns, and will be conducted via live webcast.

According to the Company’s proxy statement, you will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting _________. You also will be able to vote your shares electronically at the Annual Meeting.

The Company’s states that to participate in the Annual Meeting, you will need the 16-digit control number included on your Notice Regarding the Availability of Proxy Materials, White Proxy Card, or Voter Instruction Form.

According to the Company’s proxy statement, online access will begin at _________, and the Company encourages you to access the Annual Meeting prior to the start time. The Annual Meeting webcast will begin promptly at _________ on _________, 2021.

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QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the Annual Meeting. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum.

A broker non-vote occurs when a bank, broker or other nominee who holds shares for another person returns a proxy but does not vote on a particular item, usually because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares.

If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person virtually and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

If your shares of Common Stock are held in the name of your broker, a bank or other nominee, that party will give you instructions for voting your shares. If you do not give instructions to your bank or brokerage firm, it will not be allowed to vote your shares of Common Stock with respect to any of the proposals to be presented at the Annual Meeting. According to the Company’s proxy statement, in the absence of voting instructions, shares of Common Stock subject to such so-called broker non-votes will not be counted as voted on those proposals and so will have no effect on the vote, though they will be counted as present for the purpose of determining the existence of a quorum. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Proposal One: Election of Directors ─ The number of director nominees exceeds the number of directors to be elected at the Annual Meeting. Pursuant to the Bylaws, directors shall be elected by a plurality of the votes cast, meaning that the nine nominees receiving the greatest number of “FOR” votes will be elected.

Other Proposals ─ According to the Company’s proxy statement, the affirmative “FOR” vote of a majority of the votes cast by the stockholders present in person virtually or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve the Company’s proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers and the Company’s proposal to ratify of the appointment of the Company’s independent registered public accountants, Deloitte & Touche LLP, for 2021.

According to the Company’s proxy statement, no cumulative voting rights are authorized and dissenter’s rights are not applicable to the matters being voted upon at the Annual Meeting. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Investor Group’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

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REVOCATION OF PROXIES

You may change your vote or revoke your proxy at any time prior to exercise by attending the Annual Meeting and voting in person virtually (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Investor Group in care of Saratoga Proxy Consulting LLC (“Saratoga”) at the address set forth on the back cover of this Proxy Statement, or to the Company at c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, the Investor Group requests that either the original or photostatic copies of all revocations be mailed to the Investor Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that the Investor Group will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

Proxies may be solicited by mail, facsimile, telephone, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of the Investor Group (as applicable), none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as nominees.

Members of the Investor Group have retained Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $______, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Saratoga will employ approximately ___ persons to solicit stockholders for the Annual Meeting. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Common Stock held as of the Record Date. The Investor Group will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection herewith.

The Arkhouse Group, the Sapir Group and the 8F Group (each as defined herein) will pay all costs of the solicitation of proxies on behalf of the Investor Group and the other Participants for the Annual Meeting. The Investor Group may seek reimbursement from the Company of all expenses it incurs in connection with the solicitation but does not intend to submit the question of such reimbursement to a vote of shareholders of the Company. The expenses incurred by the Investor Group to date in furtherance of, or in connection with, the solicitation are approximately $______. The Investor Group anticipates that its total expenses will be approximately $______. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any the solicitation

ADDITIONAL PARTICIPANT INFORMATION

The “Participants” in the solicitation are anticipated to be each of Arkhouse Equities, Arkhouse Securities, Arkhouse Partners and Mr. Kahane (collectively, the “Arkhouse Group”), AS8888 LLC, TSE 88 LLC and Alex Sapir (collectively, the “Sapir Group”), 8F Investment Partners Pte. Ltd. (“8F IP”) and Stephane M. Farouze (together with 8F IP, the “8F Group”) and each of the Nominees. Additional information concerning the Nominees is set forth in “Proposal One: Election of Directors” and is incorporated herein by reference.

The principal business of each of Arkhouse Equities and Arkhouse Securities is investing in securities. The principal business of Arkhouse Partners is serving as a real estate private equity firm and as Manager of Arkhouse Equities and Arkhouse Securities. The principal business of AS8888 LLC and TSE 88 LLC is investing in securities and commercial real estate. The principal occupation of Mr. Sapir is investing and participating in real estate transactions as an owner, operator and/or developer. The principal business of 8F IP is acting as a holding company for a group of private equity, asset management and financial services companies. The principal occupation of Mr. Farouze is serving as the Chairman of 8F Asset Management Pte. Ltd.

The principal business address of each member of the Arkhouse Group, is 15 W 28th Street, 4th Floor, New York, New York 10001. The principal business address of each member of the Sapir Group is c/o Sapir Organization, 261 Madison Avenue, 17th Floor, New York, New York 10016. The principal business address of 8F IP is 160 Robinson Road, #24-01-03, Singapore Business Federation Centre, Singapore 068914. The principal business address of Mr. Farouze is Hagiva 9, Savion 565009 Israel.

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Each of Arkhouse Equities, Arkhouse Securities, Arkhouse Partners and TSE 88 LLC is organized under the laws of the State of New York. AS8888 LLC is organized under the laws of the State of Delaware. Mr. Sapir is the sole member of AS8888 LLC and the Chief Executive Officer of TSE 88 LLC. 8F IP is organized under the laws of the Republic of Singapore. Mr. Farouze is the Founder, Chairman and majority shareholder of 8F IP. Messrs. Kahane and Sapir are citizens of the United States of America. Mr. Farouze is a citizen of France and of Israel.

As of the date hereof, Arkhouse Equities directly owns 252,980 shares of Common Stock and Arkhouse Securities directly owns 628,176 share of Common Stock. Arkhouse Partners, as the Manager of each of Arkhouse Equities and Arkhouse Securities, may be deemed the beneficial owner of the 881,156 shares of Common Stock owned in the aggregate by Arkhouse Equities and Arkhouse Securities. Mr. Kahane, as the Manager of Arkhouse Partners, may be deemed the beneficial owner of the 881,156 shares of Common Stock owned in the aggregate by Arkhouse Equities and Arkhouse Securities.

As of the date hereof, TSE 88 LLC directly owns 1,431,676 shares of Common Stock. As of the date hereof, Mr. Sapir directly owns 1,384,055 shares of Common Stock, and as the Preliminary Executor of an estate which is sole member of TSE 88 LLC, may be deemed the beneficial owner of the 1,431,676 shares of Common Stock owned by TSE 88 LLC.

As of the date hereof Mr. Farouze beneficially owns 76,935 shares of Common Stock.

As of the date hereof, neither AS8888 LLC nor 8F IP owns beneficially or of record any securities of the Company and have not entered into any transaction in securities of the Company during the past two years.

The shares of Common Stock purchased by Arkhouse Equities, Arkhouse Securities and TSE 88 LLC and Messrs. Sapir and Farouze were purchased with working capital and/or personal funds, as applicable (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases.

For information regarding purchases and sales of securities of the Company during the past two years by the Participants, see Schedule I.

As discussed elsewhere herein, each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 3,780,722 shares of Common Stock owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock reported owned herein that he, she or it does not directly own.

Arkhouse Partners, AS8888 LLC, and 8F IP have entered into a Cooperation Agreement, dated as of March 14, 2021 (the “Cooperation Agreement”). Pursuant to the Cooperation Agreement, the parties agreed to cooperatively work toward the election of the Nominees to the Board, including by soliciting proxies, and toward the preparation of one or more offers to purchase the Company and for the arranging of related financing. In addition, pursuant to the Cooperation Agreement, the parties agreed not to acquire beneficial ownership of shares of the Common Stock above specified thresholds, and also not to take certain actions without the prior written consent of the other parties, including submitting an offer to purchase the Company or pursuing a strategic transaction with the Company without the other parties, on or before the date that is 12 months after the date of the Cooperation Agreement.

25

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

CERTAIN OTHER MATTERS

The Investor Group is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which the Investor Group is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Saratoga, at the following address, phone number or email: 520 8th Avenue, 14th Floor, New York, NY 10018, telephone: (888) 368-0379 or email: info@saratogaproxy.com. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address, phone number or email.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the relevant books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of the Investor Group.

26

This Proxy Statement is dated ___________, 2021. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

As discussed in the Company’s proxy statement, a stockholder that intends to submit a proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy statement for the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) must be received by the Company’s Corporate Secretary at the Company’s executive offices no later than December 1, 2021.

As discussed in the Company’s proxy statement, stockholder proposals or nominations for director to be brought before the 2022 Annual Meeting otherwise must satisfy the requirements of Article II, Section 2.12 of the Bylaws. The Company states that to be timely, written notice of such proposal must be delivered to the Corporate Secretary no earlier than 150 days and no later than 120 days before the first anniversary of the date of the preceding year’s proxy statement, or between November 1, 2021 and December 1, 2021. If there is a delay or advancement of the annual meeting by more than 30 days compared to the prior year, the notice deadline is no earlier than 150 days and no later than the later of 120 days before the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made. The notice of the proposal or nomination must address the specific information set forth in the Bylaws.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2022 Annual Meeting is based on information contained in the Company’s proxy statement, and the Charter and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by the Investor Group that such procedures are legal, valid or binding.

ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING based on reliance on Rule 14a-5(c). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF THE COMPANY’S DIRECTORS, RELATED PERSON TRANSACTIONS AND GENERAL INFORMATION CONCERNING THE COMPANY’S ADMINISTRATION AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

27

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

ARKHOUSE EQUITIES LLC

Purchase of Common Stock	1,000	11/19/2020
Purchase of Common Stock	1,000	11/24/2020
Purchase of Common Stock	14,657	12/2/2020
Purchase of Common Stock	15,343	12/2/2020
Purchase of Common Stock	10,000	12/10/2020
Purchase of Common Stock	5,000	12/11/2020
Purchase of Common Stock	5,000	12/11/2020
Purchase of Common Stock	10,000	12/11/2020
Purchase of Common Stock	5,000	12/14/2020
Purchase of Common Stock	5,000	12/14/2020
Purchase of Common Stock	5,000	12/16/2020
Purchase of Common Stock	5,000	12/18/2020
Purchase of Common Stock	5,000	12/18/2020
Purchase of Common Stock	5,000	12/18/2020
Purchase of Common Stock	8,045	12/21/2020
Purchase of Common Stock	1,955	12/21/2020
Purchase of Common Stock	5,000	12/22/2020
Purchase of Common Stock	10,000	12/29/2020
Purchase of Common Stock	5,000	12/29/2020
Purchase of Common Stock	5,000	12/29/2020
Purchase of Common Stock	5,000	12/30/2020
Purchase of Common Stock	5,000	12/30/2020
Purchase of Common Stock	5,000	12/31/2020
Purchase of Common Stock	2,000	1/4/2021
Purchase of Common Stock	180	1/5/2021
Purchase of Common Stock	10,000	1/8/2021
Purchase of Common Stock	10,000	1/11/2021
Purchase of Common Stock	10,000	1/12/2021
Purchase of Common Stock	10,000	1/13/2021
Purchase of Common Stock	5,000	1/14/2021
Purchase of Common Stock	5,000	1/15/2021
Purchase of Common Stock	100	1/15/2021
Purchase of Common Stock	3,700	1/15/2021
Purchase of Common Stock	10,000	1/15/2021
Purchase of Common Stock	5,000	1/19/2021
Purchase of Common Stock	5,000	1/20/2021
Purchase of Common Stock	10,000	1/21/2021
Purchase of Common Stock	5,000	1/21/2021
Purchase of Common Stock	10,000	1/22/2021
Purchase of Common Stock	10,000	1/22/2021

I-1

ARKHOUSE SECURITIES LLC

Purchase of Common Stock	5,000	12/22/2020
Purchase of Common Stock	15,000	12/24/2020
Purchase of Common Stock	20,000	12/29/2020
Purchase of Common Stock	10,000	12/29/2020
Purchase of Common Stock	10,000	12/29/2020
Purchase of Common Stock	10,000	12/30/2020
Purchase of Common Stock	10,000	12/30/2020
Purchase of Common Stock	10,000	12/30/2020
Purchase of Common Stock	10,000	12/30/2020
Purchase of Common Stock	10,000	12/31/2020
Purchase of Common Stock	20,000	1/4/2021
Purchase of Common Stock	10,000	1/4/2021
Purchase of Common Stock	20,000	1/4/2021
Purchase of Common Stock	10,000	1/5/2021
Purchase of Common Stock	10,000	1/5/2021
Purchase of Common Stock	10,000	1/8/2021
Purchase of Common Stock	10,000	1/11/2021
Purchase of Common Stock	10,000	1/12/2021
Purchase of Common Stock	10,000	1/13/2021
Purchase of Common Stock	5,000	1/14/2021
Purchase of Common Stock	5,000	1/15/2021
Purchase of Common Stock	3,500	1/15/2021
Purchase of Common Stock	10,000	1/15/2021
Purchase of Common Stock	5,000	1/19/2021
Purchase of Common Stock	5,000	1/20/2021
Purchase of Common Stock	10,000	1/21/2021
Purchase of Common Stock	10,000	1/21/2021
Purchase of Common Stock	15,721	1/22/2021
Purchase of Common Stock	10,000	1/22/2021
Purchase of Common Stock	15,000	1/25/2021
Purchase of Common Stock	15,000	1/26/2021
Purchase of Common Stock	15,000	1/27/2021
Purchase of Common Stock	2,100	2/11/2021
Purchase of Common Stock	1,550	2/16/2021
Purchase of Common Stock	10,000	2/17/2021
Purchase of Common Stock	10,000	2/18/2021
Purchase of Common Stock	5,700	2/19/2021
Purchase of Common Stock	4,300	2/19/2021
Purchase of Common Stock	3,000	2/26/2021
Purchase of Common Stock	3,000	2/26/2021
Purchase of Common Stock	125,000	3/1/2021
Purchase of Common Stock	2,305	3/2/2021
Purchase of Common Stock	60,000	3/2/2021
Purchase of Common Stock	15,000	3/4/2021
Purchase of Common Stock	20,000	3/4/2021
Purchase of Common Stock	22,000	3/5/2021

I-2

TSE 88 LLC

Purchase of Common Stock	15,700	01/11/2021
Purchase of Common Stock	50,000	01/11/2021
Purchase of Common Stock	200	01/13/2021
Purchase of Common Stock	29,258	01/13/2021
Purchase of Common Stock	23,266	01/13/2021
Purchase of Common Stock	159,686	01/14/2021
Purchase of Common Stock	2,609	01/15/2021
Purchase of Common Stock	253,119	01/19/2021
Purchase of Common Stock	245,514	01/20/2021
Purchase of Common Stock	14,290	01/21/2021
Purchase of Common Stock	170,615	01/21/2021
Purchase of Common Stock	96,961	01/22/2021
Purchase of Common Stock	9,064	01/25/2021
Purchase of Common Stock	25,000	01/27/2021
Purchase of Common Stock	25,000	01/27/2021
Purchase of Common Stock	25,000	01/27/2021
Purchase of Common Stock	25,000	01/27/2021
Purchase of Common Stock	6,404	02/02/2021
Purchase of Common Stock	100,000	02/02/2021
Purchase of Common Stock	25,000	02/03/2021
Purchase of Common Stock	25,000	02/03/2021
Purchase of Common Stock	25,000	02/03/2021
Purchase of Common Stock	25,000	02/03/2021
Purchase of Common Stock	25,000	02/03/2021
Purchase of Common Stock	6,566	02/03/2021
Purchase of Common Stock	23,424	02/05/2021

I-3

ALEX sapir

Purchase of Common Stock	7,755	01/13/2021
Purchase of Common Stock	77,260	01/14/2021
Purchase of Common Stock	1,591	01/15/2021
Purchase of Common Stock	163,394	01/19/2021
Purchase of Common Stock	4,000	02/03/2021
Purchase of Common Stock	25,000	02/03/2021
Purchase of Common Stock	25,000	02/03/2021
Purchase of Common Stock	25,000	02/03/2021
Purchase of Common Stock	23,920	02/05/2021
Purchase of Common Stock	13,000	02/11/2021
Purchase of Common Stock	3,288	02/16/2021
Purchase of Common Stock	25,000	02/16/2021
Purchase of Common Stock	25,000	02/16/2021
Purchase of Common Stock	13,235	02/17/2021
Purchase of Common Stock	25,000	02/17/2021
Purchase of Common Stock	100	02/19/2021
Purchase of Common Stock	25,000	02/19/2021
Purchase of Common Stock	25,000	02/19/2021
Purchase of Common Stock	25,000	02/19/2021
Purchase of Common Stock	25,000	02/19/2021
Purchase of Common Stock	25,000	02/19/2021
Purchase of Common Stock	25,000	02/19/2021
Purchase of Common Stock	25,000	02/19/2021
Purchase of Common Stock	25,000	02/19/2021
Purchase of Common Stock	932	02/26/2021
Purchase of Common Stock	5,000	02/26/2021
Purchase of Common Stock	15,000	02/26/2021
Purchase of Common Stock	15,000	02/26/2021
Purchase of Common Stock	15,000	02/26/2021
Purchase of Common Stock	15,000	02/26/2021
Purchase of Common Stock	15,000	02/26/2021
Purchase of Common Stock	15,000	02/26/2021
Purchase of Common Stock	15,000	02/26/2021
Purchase of Common Stock	15,000	02/26/2021
Purchase of Common Stock	15,000	02/26/2021
Purchase of Common Stock	15,000	02/26/2021
Purchase of Common Stock	32,000	02/26/2021
Purchase of Common Stock	62,068	02/26/2021
Purchase of Common Stock	11,512	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/02/2021
Purchase of Common Stock	15,000	03/04/2021
Purchase of Common Stock	15,000	03/04/2021
Purchase of Common Stock	15,000	03/04/2021
Purchase of Common Stock	15,000	03/04/2021
Purchase of Common Stock	15,000	03/04/2021
Purchase of Common Stock	15,000	03/04/2021
Purchase of Common Stock	15,000	03/04/2021
Purchase of Common Stock	15,000	03/04/2021
Purchase of Common Stock	15,000	03/04/2021
Purchase of Common Stock	15,000	03/04/2021

I-4

Stephane M. Farouze

Purchase of Common Stock	18,900	01/13/2021
Purchase of Common Stock	32,885	01/13/2021
Purchase of Common Stock	3,365	01/13/2021
Purchase of Common Stock	14,660	02/19/2021
Purchase of Common Stock	7,125	02/19/2021

GABRIEL K. MARANS

Purchase of Common Stock	6,900	03/04/2021

I-5

SCHEDULE II

The following table is reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on March 15, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of March 2, 2021, the amount of our common stock and operating partnership units beneficially owned by our directors, our NEOs, and all of our directors and executive officers as a group, and persons who beneficially owned more than 5% of the shares of common stock as of March 2, 2021. In addition, a person is deemed to beneficially own shares if that person has the right to acquire such shares within 60 days of March 2, 2021. Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person or entity has sole voting and dispositive power. None of our executive officers or directors holds any of our stock subject to pledge.

	Amount and Nature of Beneficial Ownership
	Common Stock		OP Units(1)
Name and Address of Beneficial Owner(2)	Number of Shares	Percentage	Number of Units	Percentage
Carmen M. Bowser	20,253	*	—	—
John L. Dixon	57,404	*	—	—
James A. Fleming(3)	198,903	*	—	—
Wendy W. Gill(3)	80,428	*	—	—
Jeffrey K. Gronning(3)	48,576	*	477,096	*
David B. Henry	20,253	*	—	—
Kevin A. Hoover(3)	106,926	*	—	—
Murray J. McCabe	29,155	*	—	—
E. Nelson Mills(3)	576,152	*	—	—
Constance B. Moore	24,577	*	—	—
Michael S. Robb	22,638	*	—	—
Thomas G. Wattles	33,565	*	—	—
Francis X. Wentworth, Jr.	11,627	*	477,096	*
All directors and executive officers (15 persons)	1,230,457	*	954,192	*
5% Stockholders:
The Vanguard Group(4)	15,972,934	14.0%	—	—
BlackRock, Inc.(5)	11,263,051	9.8%	—	—
Invesco Ltd.(6)	5,814,487	5.1%	—	—
JPMorgan Chase & Co.(7)	5,787,298	5.0%	—	—

* Less than 1% of the outstanding common stock.

1.	Mr. Gronning and Mr. Wentworth were issued Series A Convertible, Perpetual Preferred Units of limited partnership interest (“OP Units”) in Columbia OP in connection with the Normandy Acquisition. The OP Units vest over three years, with 65% that vested at closing of the Normandy Acquisition, 15% vesting on the first anniversary of closing, 10% vesting on the second anniversary of closing, and 10% vesting on the third anniversary of closing, subject in each case to the holder being employed by the company or Columbia OP. The OP Units may be converted into common units of limited partnership interest in Columbia OP (“Common Units”), and the Common Units may be exchanged for shares of common stock, par value $0.01 per share, of Columbia Property Trust, Inc. Amounts shown here represent the OP Units that have vested or that may vest within 60 days of March 2, 2021.
2.	Address of each named beneficial owner is c/o Columbia Property Trust, Inc., 315 Park Avenue South, New York, New York 10010. For purposes of the table, and in accordance with SEC rules, shares of common stock are considered “beneficially owned” if the person directly or indirectly has sole or shared power to vote or direct the voting of the securities or has sole or shared power to divest or direct the divestment of the securities. A person is also considered to beneficially own shares of common stock that such person has the right to acquire within 60 days of March 2, 2021.
II-1

3.	Includes unvested shares as follows: Mr. Fleming — 54,727; Ms. Gill — 29,226; Mr. Gronning — 36,748; Mr. Hoover — 35,786; and Mr. Mills — 182,834.
4.	As of December 31, 2020, based solely upon information provided in a Schedule 13G/A filed with the SEC on February 10, 2021, The Vanguard Group beneficially owned 15,972,934 shares of common stock, 15,518,889 of which it has sole dispositive power with respect thereto, and none of which it has sole voting power with respect thereto. The business address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
5.	As of December 31, 2020, based solely upon information provided in a Schedule 13G/A filed with the SEC on February 5, 2021, BlackRock, Inc. beneficially owned 11,263,051 shares of common stock, all of which it has sole dispositive power with respect thereto, and 10,996,772 of which it has sole voting power with respect thereto. The business address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
6.	As of December 31, 2020, based solely upon information provided in a Schedule 13G filed with the SEC on February 16, 2021, Invesco Ltd. beneficially owned 5,814,487 shares of common stock, all of which it has sole dispositive power with respect thereto, and 3,787,297 of which it has sole voting power with respect thereto. The business address for Invesco Ltd.. is 1555 Peachtree Street NW, Suite 1800, Atlanta, GA 30309.
7.	As of December 31, 2020, based solely upon information provided in a Schedule 13G filed with the SEC on January 11, 2021, JPMorgan Chase & Co. beneficially owned 5,787,298 shares of common stock, 5,782,198 of which it has sole dispositive power with respect thereto, and 1,564,125 of which it has sole voting power with respect thereto. The business address for JPMorgan Chase & Co. is 383 Madison Avenue, New York, NY 10179.

II-2

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give us your proxy FOR the election of our Nominees and in accordance with the Investor Group’s recommendations on the other proposals on the agenda for the Annual Meeting by taking these three steps:

•	SIGNING the enclosed BLUE proxy card;
•	DATING the enclosed BLUE proxy card; and
•	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

 You may vote your shares virtually at the Annual Meeting. However, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your BLUE proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address, phone number or email set forth below.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of the Investor Group’s proxy materials,

please contact:

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

BLUE PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 19, 2021

COLUMBIA PROPERTY TRUST, INC.

2021 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF ARKHOUSE EQUITIES LLC AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF COLUMBIA PROPERTY, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Gavriel Kahane, Alex Sapir, ____________, ____________, and ____________, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, par value $0.01 per share (the “Common Stock”), of Columbia Property Trust, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the 2021 Annual Meeting of Stockholders of the Company scheduled to be held virtually on ____________, 2021 at _______ local time via the following internet site: _______ (including any adjournments, postponements, continuations or reschedulings thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Arkhouse Equities LLC and the other participants in its solicitation (the “Investor Group”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, [“FOR”/“AGAINST”/“ABSTAIN” ON] PROPOSAL 2 AND “FOR” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Investor Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE VOTE VIA THE INTERNET, TELEPHONE OR BY SIGNING, DATING AND MAILING THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

THE INVESTOR GROUP STRONGLY RECOMMENDS A VOTE “FOR ALL” THE NOMINEES LISTED IN PROPOSAL 1. THE INVESTOR GROUP [MAKES NO RECOMMENDATION] WITH RESPECT TO PROPOSALS 2 AND 3.

1.	The Investor Group’s proposal to elect Isaac Barber, Gavriel Kahane, Gabriel K. Marans, Robert A. Spass, Lynette Tulkoff and Shlomo Zohar as directors of the Company:
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Nominees:	Isaac Barber Gavriel Kahane Gabriel K. Marans Robert A. Spass Lynette Tulkoff Shlomo Zohar	☐	☐	☐

The Investor Group does not expect that any of its nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, the Investor Group has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

Note: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares of Common Stock will be voted for the remaining nominee(s).

2.	The Company’s proposal to approve, on an advisory basis, executive officer compensation, sometimes referred to as “say on pay:”

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	The Company’s proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021:

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.